                  TUSCALOOSA COUNTY DIALYSIS FACILITIES, INC.

                            FINANCIAL STATEMENTS AND

                           SUPPLEMENTARY INFORMATION

                          Year Ended December 31, 1994         2



TABLE OF CONTENTS



INDEPENDENT AUDITORS' REPORT.................................     1

FINANCIAL STATEMENTS

        Balance Sheet........................................   2 - 3

        Statement of Income and Retained Earnings............     4

        Statement of Cash Flows..............................     5

        Notes to Financial Statements........................   6 - 11

SUPPLEMENTARY INFORMATION

        Schedule of General and Administrative Expenses......    12

                        [HARBIN & WEST, P.C. LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT

To The Board of Directors
and Stockholders of Tuscaloosa County
Dialysis Facilities, Inc.

We have audited the accompanying balance sheet of Tuscaloosa County Dialysis Facilities, Inc. as of December 31, 1994, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, financial statements referred to in the first paragraph presents fairly, in all material respects, the financial position of Tuscaloosa County Dialysis Facilities, Inc. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of general and administrative expenses on page 12 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

HARBIN & WEST, P.C.
---------------------
Harbin and West, P.C.
Tuscaloosa, Alabama
July 12, 1995

                 TUSCALOOSA COUNTY DIALYSIS FACILITIES, INC.
                                BALANCE SHEET
                              December 31, 1994


ASSETS

  CURRENT ASSETS
    Cash                                               $ 102,489
    Accounts receivable, net                             100,072
    Unbilled service revenues, net                       264,965
    Advances to related companies                         45,000
    Inventory                                             19,000
                                                       ---------
        TOTAL CURRENT ASSETS                             531,526


  EQUIPMENT, FURNITURE AND LEASEHOLD IMPROVEMENTS
    Furniture                                             13,649
    Leasehold improvements                                71,077
    Medical equipment                                    295,915
    Office equipment                                      11,468
    Automotive equipment                                   7,500
                                                       ---------
                                                         399,609
    Accumulated depreciation                             133,184
                                                       ---------
                                                         266,425
                                                       ---------
                                                       $ 797,951
                                                       =========

The accompanying notes are an integral part of these financial statements.

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
  Current obligations under capital lease         $ 46,706
  Current portion of long-term debt                 26,340
  Accounts payable                                   9,207
  Accrued expenses                                 279,305
  Accrued and withheld payroll taxes                 3,316
  Advances from shareholders                        75,000
                                                  --------
                TOTAL CURRENT LIABILITIES          439,874


LONG-TERM DEBT, less current portion
  Obligations under capital lease                  104,619
  Long-term debt                                    95,943
                                                  --------
                                                   200,562

STOCKHOLDER'S EQUITY
  Common stock, $1.00 par value, 10,000 shares
    authorized, issued and outstanding              10,000
  Retained earnings                                147,515
                                                  --------
                                                   157,515
                                                  --------
                                                  $797,951
                                                  ========

                  TUSCALOOSA COUNTY DIALYSIS FACILITIES, INC.

                   STATEMENT OF INCOME AND RETAINED EARNINGS
                          Year Ended December 31, 1994

REVENUES
   Dialysis services                              $1,381,745
   Drugs and supplies                                798,210
   Support services                                  118,047
                                                  ----------
                                                   2,298,002

COST OF OPERATIONS
   Depreciation                                       52,874
   Drugs and supplies                                565,770
   Employee benefits                                  33,703
   Laboratory fees                                     4,397
   Other direct costs                                  6,346
   Patient insurance                                  42,854
   Patient transportation                              6,380
   Payroll taxes                                      38,839
   Salaries                                          382,167
                                                  ----------
                                                   1,133,330
                                                  ----------

                                GROSS MARGIN       1,164,672

GENERAL AND ADMINISTRATIVE EXPENSES                  629,692
                                                  ----------

                      INCOME FROM OPERATIONS         534,980
                                                  ----------

OTHER EXPENSES
   Interest expense                                   30,834
   Management fee                                    264,965
                                                  ----------

                                                     295,799
                                                  ----------
                                  NET INCOME         239,181

BEGINNING ACCUMULATED DEFICIT
   As previously reported                            (43,069)
   Prior period adjustment                           (48,597)
                                                  ----------

BEGINNING ACCUMULATED DEFICIT, as restated           (91,666)
                                                  ----------
                    ENDING RETAINED EARNINGS      $  147,515
                                                  ==========


The accompanying notes are an integral part of these financial statements.

                  TUSCALOOSA COUNTY DIALYSIS FACILITIES, INC.
                            STATEMENT OF CASH FLOWS
                      For The Year Ended December 31, 1994



CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                          $ 239,181
  Adjustments to reconcile net income to net cash
    provided by operating activities
      Depreciation                                       56,462
      Increase in accounts receivable                  (221,204)
      Increase in inventories                           (14,000)
      Decrease in accounts payable                      (53,641)
      Increase in accrued liabilities                   276,548
      Decrease in advances from shareholders            (59,000)
                                                      ---------
      NET CASH PROVIDED BY OPERATING ACTIVITIES         224,346
                                                      ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of equipment                                 (70,000)
                                                      ---------
          NET CASH USED BY INVESTING ACTIVITIES         (70,000)
                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Principal payments on long-term debt                  (52,005)
                                                      ---------
          NET CASH USED BY FINANCING ACTIVITIES         (52,005)
                                                      ---------
NET INCREASE IN CASH                                    102,341

CASH AT BEGINNING OF YEAR                                   148
                                                      ---------
                            CASH AT END OF YEAR       $ 102,489
                                                      =========


The accompanying notes are an integral part of these financial statements

                  TUSCALOOSA COUNTY DIALYSIS FACILITIES, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

Tuscaloosa County Dialysis Facilities, Inc. is an Alabama corporation organized and incorporated on March 31, 1992 for the purpose of operating an outpatient hemodialysis clinic located in Tuscaloosa, Alabama. The Clinic operates nineteen dialysis stations and in addition to providing dialysis services also offers counselling and other support services in the home and on an outpatient basis to persons with chronic kidney disease.

Medicare and Medicaid Revenues

The Clinic receives revenues under a cost reimbursement formula which is subject to audit and retroactive adjustments by the Medicare intermediary for Medicare patients and the Alabama Medicaid Agency for Medicaid patients. Final determinations have been issued through December 31, 1994 for Medicare and Medicaid patients and there were no amounts due retroactively. Contractual adjustments to revenues were specifically identified at December 31, 1994 and were netted against service revenues.

Allowance for Doubtful Accounts

Doubtful accounts are provided for by reviewing patient accounts and specifically identifying accounts that are likely to become uncollectible in the subsequent period.

Inventory

Medical supplies utilized by the clinic are valued at the lower of cost or market. Cost is based on specific identification method.

Equipment, Furniture and Leasehold Improvements

Equipment, furniture and leasehold improvements are recorded at cost. Minor additions and renewals are expensed in the year incurred. Major additions and renewals are capitalized and depreciated over their estimated useful lives using the straight-line depreciation method.


                                  (Continued)
                                     - 6 -

                  TUSCALOOSA COUNTY DIALYSIS FACILITIES, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Clinic has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and under U.S.C. Section 1362 for the State of Alabama. Under those provisions, the Clinic does not pay federal or state income taxes on its taxable income. Instead, the stockholders are liable for individual federal or state income taxes based on their respective shares of the Clinic's taxable income.

NOTE B - ACCOUNTS RECEIVABLE AND UNBILLED SERVICE REVENUES

The following is an analysis of accounts receivable at December 31, 1994:

               Accounts receivable, gross          $180,072

               Less allowance for
                 doubtful accounts                   80,000
                                                   --------

               Accounts receivable, net            $100,072
                                                   ========

Per a management agreement executed November 30, 1994 between Community Dialysis Center (CDC) and the Clinic, CDC will maintain billing records for services provided and supplies used for the month of December 1994, but billings for these services and supply revenues will not be prepared and submitted until the acquisition of the clinic by CDC is closed (see Note E). The following schedule summarizes revenue producing activities for the month of December 1994.

               Gross revenues                      $ 591,704
               Contractual adjustment               (326,739)
                                                   ---------

              Unbilled service revenues, net       $ 264,965
                                                   =========


                                   Continued
                                     - 7 -

                  TUSCALOOSA COUNTY DIALYSIS FACILITIES, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE C --  DEBT

Obligations Under Capital Lease

On August 31, 1992 the Clinic entered into a capital lease agreement with First Alabama Leasing. The equipment under lease is used in performing dialysis services provided by the clinic and is capitalized at cost of $224,141 and is included in medical equipment in the accompanying financial statements. Interest is fixed at 11.57% and the lease is payable in sixty monthly payments of $5,299.21 each with the first payment due August 31, 1992 and final payment due August 31, 1997. The lease is secured by individual guaranty of corporate officers. Depreciation expense for this equipment for the year ended December 31, 1994 is $32,020 and accumulated depreciation is $80,050 and is included in accumulated depreciation in the accompanying financial statements.

Long-term Debt

On February 1, 1993 the Clinic entered into a long-term debt agreement with First Alabama Bank in the amount of $170,025. Interest accrues at prime plus 1%. The note is due in fifty-nine monthly installments of $3,000 each and remaining principal and interest is due January 24, 1998. The note is secured by all assets of the corporation and the continuing personal guarantee of the shareholders.

Maturities of Lease Payments and Long-Term Debt

The net present value of future minimum lease payments and installments of long-term debt are as follows:


        YEAR ENDING     FIRST ALABAMA   ROBERTSON
        DECEMBER 31        LEASING         BANK         TOTAL
        -----------     -------------   ---------       -----
            1997           $104,619      $28,739       $133,358
            1998                -0-       67,204         67,204
                           --------      -------       --------
                           $104,619      $95,943       $200,562
                           ========      =======       ========


                                   Continued

                  TUSCALOOSA COUNTY DIALYSIS FACILITIES, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE D - RELATED PARTY TRANSACTIONS

The Clinic had the following transactions in the form of non-interest bearing, due on demand, unsecured advances to related companies for the year ended December 31, 1994:

                BALANCE                                         BALANCE
                12/31/93        ADVANCES        REDUCTIONS      12/31/94
                --------        --------        ----------      --------
  Demopolis
  Dialysis
  Clinic        $    -0-        $ 85,000        $   40,000      $ 45,000
                ========        ========        ==========      ========

The clinic had the following transactions in the form of non-interest bearing, due on demand, unsecured advances from related companies for the year ended December 31, 1994:

                BALANCE                                         BALANCE
                12/31/93        ADVANCES        REDUCTIONS      12/31/94
                --------        --------        ----------      --------
  Crimson
  Medical
  Supply        $    -0-        $ 25,000        $   25,000      $    -0-
                ========        ========        ==========      ========

The Clinic also repaid $34,000 on an accumulated advance from a shareholder of $109,000 leaving a balance due of $75,000 at December 31, 1994.

The Clinic operates from a leased facility under a fifteen year operating lease commencing September 15, 1992. This leased property is owned by a shareholder of the Clinic. The lease agreement calls for monthly lease payments of $6,975.


                        1996            $ 83,700
                        1997              83,700
                                        --------
                                        $167,400
                                        ========


The rental expense charged to operation for facility lease is $83,700 for the year ended December 31, 1994.

Corporate officers and shareholders are also guarantors on obligations under capital lease and long-term debt as described in Note B, above.


                                   Continued
                                      -9-

                  TUSCALOOSA COUNTY DIALYSIS FACILITIES, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE E - SUBSEQUENT EVENTS

Sale of Business

An agreement for sale and purchase of assets was entered into as of November 30, 1994 by and among Community Dialysis Centers, Inc. and VIVRA, Inc., on one hand the Demopolis Dialysis Clinic, Inc. and related company, Tuscaloosa County Dialysis Facilities, Inc., on the other hand. A general listing of the assets to be sold by the clinics are listed below and specifically exclude accounts receivable, notes receivable, cash and securities:

1. All furniture, furnishings, equipment and other tangible personal property.

2. Inventories of housekeeping and operating items and materials and other supplies, consumables and disposables.

3. All intangible property, including licenses, rights, permits, authority consents, certificate of need, accreditations except those which are not transferrable and also includes:

     a.   The business or trade names and business goodwill.

     b.   All usable prepaid items and deposits held by third parties.

     c.   All volume rebates from certain suppliers.

     d. All proprietary rights including patents, patent rights, referral lists, patient and provider lists, etc.

4.   All patient records for patients who consent to transfer.

The sales price for to be paid for the assets of both clinics is to be $6,000,000. Closing occurred on January 5, 1995.

A management agreement was included as a condition of the terms of the sale and purchase agreement. The terms of the agreement are, basically that the proposed buyers take full authority to manage the day-to-day operations of the clinics on December 1, 1994. Their fee for those services is all gross revenues earned from December 1, 1994 through closing at January 5, 1995.

                  TUSCALOOSA COUNTY DIALYSIS FACILITIES, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE F - PRIOR PERIOD ADJUSTMENT

Management subsequently discovered that accounts receivable was overstated by $48,597 for the year ended December 31, 1993. Correction of this error resulted in a reduction of previously reported net income of $48,597.

NOTE G - CONTINGENCY

The Clinic is engaged in the practice of paying C-Plus premiums on behalf of patients for whom they also provide services and are eligible for reimbursement under their provider agreement. This practice is explicitly prohibited by the insurance company. Investigation of this practice by the insurance company could have material negative effects on these financial statements. At this time, the quantitative and qualitative effects cannot be readily determined.

                            SUPPLEMENTAL INFORMATION

                  TUSCALOOSA COUNTY DIALYSIS FACILITIES, INC.
                SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
                          Year Ended December 31, 1994

Accounting                              $ 42,475
Advertising                                  858
Bad debt                                  80,000
Consulting                                13,492
Contracted services                        7,771
Contributions                              1,060
Depreciation                               3,588
Dues and subscriptions                       873
Employee reimbursements                   13,189
Equipment rental                           1,735
Insurance
  General                                  4,090
  Employee health and life                19,195
Legal                                     12,500
Miscellaneous                              1,723
Office supplies                           24,129
Payroll taxes                             15,520
Postage                                      888
Rent                                      83,700
Repairs and maintenance                    3,552
Salaries
  Medical director                        68,750
  Support                                157,549
Supplies                                   6,309
Taxes and licenses                        32,129
Telephone                                 12,335
Utilities                                 22,282
                                        --------
                                        $629,692
                                        ========
